Exhibit 10.4
SETTLEMENT AGREEMENT
Effective August 27, 2007, (1) JK Acquisition Corp. (“JKA”) and (2) Multi-Shot, LLC (“Multi-Shot”), The Stephens Group, LLC, SG-Directional, LLC, Catalyst/Hall Growth Capital Management Co., LLC, Catalyst/Hall Growth Capital, LP, Catalyst/Hall Private Equity, LP, Catalyst Capital Partners I, Ltd., Catalyst Capital Partners II, Ltd., CRF Air, LLC, Robert P. Vilyus, Allen Neel, Paul Culbreth, and David Cudd (the parties listed under this category #2 collectively referred to herein as the “MS Parties”) have agreed to settle all disputes between them as follows.
I. Definitions
A.	The parties to this Settlement Agreement are JKA, James P. Wilson, Keith Spickelmier, Herbert C. Williamson, Michael H. McConnell, Multi-Shot, The Stephens Group, LLC, SG-Directional, LLC, Catalyst/Hall Growth Capital Management Co., LLC, Catalyst/Hall Growth Capital, LP, Catalyst/Hall Private Equity, LP, Catalyst Capital Partners I, Ltd., Catalyst Capital Partners II, Ltd., CRF Air, LLC, Robert P. Vilyus, Allen Neel, Paul Culbreth, and David Cudd (the “Parties”).
1.	“JK Acquisition” or “JKA” means JK Acquisition Corp., a Delaware corporation with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

2.	“Mr. Wilson” means James P. Wilson, a Texas resident, and any successors, assigns, representatives, insurers, agents, employers, attorneys, and all persons under his direction or control.

3.	“Mr. Spickelmier” means Keith Spickelmier, a Texas resident, and any successors, assigns, representatives, agents, employers, attorneys, and all persons under his direction or control.

4.	“Mr. Williamson” means Herbert C. Williamson, a Texas resident, and any successors, assigns, representatives, agents, employers, attorneys, and all persons under his direction or control.

5.	“Mr. McConnell” means Michael H. McConnell, a Texas resident, and any successors, assigns, representatives, agents, employers, attorneys, and all persons under his direction or control.

6.	“Multi-Shot” means Multi-Shot, LLC, a Texas limited liability company with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

7.	“The Stephens Group” means The Stephens Group, LLC, an Arkansas limited liability company with its principal place of business located in Arkansas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

8.	“SG-Directional” means SG-Directional, LLC, an Arkansas limited liability company with its principal place of business located in Arkansas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

9.	“Catalyst/Hall Growth Capital Management” means Catalyst/Hall Growth Capital Management Co., LLC, a Delaware limited liability company with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

10.	“Catalyst/Hall Growth Capital” means Catalyst/Hall Growth Capital, LP, a Delaware partnership with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

11.	“Catalyst/Hall Private Equity” means Catalyst/Hall Private Equity, LP, a Delaware partnership with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

12.	“Catalyst Capital Partners I” means Catalyst Capital Partners I, Ltd., a Texas partnership with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

13.	“Catalyst Capital Partners II” means Catalyst Capital Partners II, Ltd., a Texas partnership with its principal place of business located in Texas, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control.

14.	“CRF” means CRF Air, LLC, an Oklahoma limited liability company with its principal place of business located in Oklahoma, and its officers, directors, principals, employees, subsidiaries, affiliates, parent entities, owners, representatives, predecessors, successors, assigns, and all persons under its direction or control

15.	“Mr. Vilyus” means Robert P. Vilyus, a Texas resident, and any successors, assigns, representatives, insurers, agents, employers, attorneys, and all persons under his direction or control.

16.	“Mr. Neel” means Allen Neel, a Texas resident, and any successors, assigns, representatives, insurers, agents, employers, attorneys, and all persons under his direction or control.

17.	“Mr. Culbreth” means Paul Culbreth, a Texas resident, and any successors, assigns, representatives, insurers, agents, employers, attorneys, and all persons under his direction or control.

18.	“Mr. Cudd” means David Cudd, a Texas resident, and any successors, assigns, representatives, insurers, agents, employers, attorneys, and all persons under his direction or control.
B.	“MIPA” means the Agreement and Plan of Merger among JKA, Multi-Shot, Inc., Multi-Shot, Catalyst/Hall Growth Capital Management as Member Representative and members of Multi-Shot dated as of September 6, 2006.

C.	“FARMA” means the First Amended and Restated Agreement and Plan of Merger between the Parties dated February 14, 2007.

D.	“SARMA” means the Second Amended and Restated Agreement and Plan of Merger, into which the Parties agree to enter as consideration for this Agreement.

E.	The “Lawsuit” means the litigation styled as Cause No. 200742384, JK Acquisition Corp. vs. Multi-Shot, LLC (“Multi-Shot”); The Stephens Group, LLC, SG-Directional, LLC; Catalyst/Hall Growth Capital Management Co., LLC; Catalyst/Hall Growth Capital, LP; Catalyst/Hall Private Equity, LP; Catalyst Capital Partners I, Ltd.; Catalyst Capital Partners II, Ltd.; CRF Air, LLC; Robert P. Vilyus; Allen Neel; Paul Culbreth; and David Cudd, in the 234th Judicial District in the District Court of Harris County, Texas.

F.	“Claims” shall mean all claims or counterclaims that the Parties asserted or could have asserted in the Lawsuit. “Claims” also includes any and all past, present, future, legal, equitable, fixed, contingent, matured, unmatured, liquidated, unliquidated, known, unknown, foreseeable or unforeseeable claims, allegations, demands, rights, suits, actions, causes of action, proceedings, damages, costs, or obligations that were asserted or could have been asserted by any Person against any of the Parties arising from the transaction, occurrence or series of transactions or occurrences made the basis of the Lawsuit, regardless of the basis for the assertion or theory of recovery employed by the Person with respect to such claims, allegations, demands, rights, suits, actions, causes of action, proceedings, damages, costs or obligations. The “Claims” of JKA include, but are not limited to, claims or requests under both Delaware law, Texas law, and/or the law of any other jurisdiction, including claims for breach of contract (including breach of the MIPA, and/or FARMA); requests for any temporary restraining order or temporary injunction (including requests to restrain or enjoin any Party from invoking sections 9.01(a) or 9.01(c) of the MIPA, and/or FARMA); requests to restrain or enjoin any Party from selling, mortgaging, transferring, encumbering, diluting, or otherwise disposing of the stock or assets of Multi-Shot other then in the usual course of business; requests to restrain or enjoin any Party from failing to cooperate or use commercially reasonable best efforts to satisfy all conditions to closing of the acquisition at issue in the Lawsuit and/or timely consummate that acquisition; claims for or entitlements to specific performance, actual or consequential damages, and attorneys’ fees; and, any other claims, equitable or legal, asserted in the Lawsuit. “Claims” shall also include all claims, equitable or legal, that Mr. Wilson or Mr. Spickelmier could have asserted in the Lawsuit against any of the Multi-Shot Parties, including, but not limited to, claims for breach of contract, breach of implied contract, promissory estoppel, tortious interference with business relationships and expectancy, breach of the duty of good faith and fair dealing breach of fiduciary duty negligence misrepresentation; intentional misrepresentation or fraud, or claims for or entitlements to punitive or treble damages, or pre-judgment interest. Notwithstanding any suggestion above to the contrary, “Claims” as defined herein specifically include all claims arising out of any acts or omissions that occurred on or prior to the date this Settlement Agreement was executed, and specifically exclude claims arising out of the Parties’ obligations under the SARMA and any breaches thereof based upon acts or omissions that occur after the date of this Settlement Agreement.

G.	“Person” shall mean any individual, administrator, heir, executor, assign, successor, trustee, legal representative, corporation, partnership or any partner thereof, association, trust, governmental unit, agency or any other entity recognized in law or fact to have rights or obligations.

H.	With regard to all definitions herein, whenever the context so requires, the singular use of a defined term shall include the plural and vice versa.
II. Agreement
A.	Settlement Consideration
1.	By August 27, 2007, the Parties, other than Mr. Wilson, Mr. Spickelmier, Mr. Williamson, and Mr. McConnell will have executed a Second Amended and Restated Agreement and Plan of Merger (the “SARMA”) in the form attached as Exhibit “A” to this Settlement Agreement.

2.	Notwithstanding anything in this Agreement to the contrary, this Settlement Agreement shall be construed in conjunction with the SARMA. Except as to any provision of this Settlement Agreement relating to the mutual releases of the Parties for acts or omissions occurring prior to the date of this Settlement Agreement, any conflict between this Agreement and the SARMA shall be resolved in favor of the SARMA. Execution of this Settlement Agreement by all parties is a condition precedent to performance under the SARMA. Execution of the SARMA by all parties thereto, is a condition precedent to performance under this Agreement. If either this Agreement or the SARMA is not executed by all parties thereto, this Agreement and the SARMA shall be null and void.

3.	On August 28, 2007, the parties who have appeared in Cause No 2007-42384, currently pending in the 234th Judicial District Court of Harris County, Texas (the “Lawsuit”), will file an Agreed Motion to Abate the Lawsuit (in the form attached as Ex. B to this Settlement Agreement). The MS Parties agree not to submit for hearing, submission, or adjudication any motion(s) for summary judgment or any other instrument(s) requesting formal dismissal of the Lawsuit based on the mutual releases set forth in Paragraphs II(C)-(G), infra, before March 1, 2008.

4.	It is expressly understood that the act of entering into the SARMA, together with the mutual releases described below and the Motion to Abate attached hereto as Exhibit “B” (and any other rights or obligations stated herein) is the complete consideration that the Parties shall ever have to exchange among one another as a result of, arising out of or in connection with the transaction, occurrence or series of transactions or occurrences and/or Claims which were, or could have been made, the basis of the Lawsuit. Notwithstanding any statement in this Agreement to the contrary, it is the Parties’ intent that the effect of this Settlement Agreement is to waive and release all Claims arising out of the MIPA, the FARMA, or any act by any of the Parties that occurred prior to the execution of the SARMA. Furthermore, none of the releases given in this Settlement Agreement are intended to release JKA from any contractual or statutory obligations owed by it to insure and/or indemnify any of JKA’s officers or directors for such individuals’ acts or omissions in their capacity as officers and/or directors of JKA.
B.	The Parties are entitled to disclose and comment on this settlement through a press release, a Form 8-K or other SEC filing, and through other normal means. Each party will bear its own attorneys’ fees, expenses, and costs of any kind related to the Lawsuit, except to the extent otherwise set forth in the SARMA.

C.	JKA (on its own behalf and on behalf of its subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally releases, discharges, and acquits the MS Parties (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Settlement Agreement was executed.

This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

D.	Mr Wilson (on his own behalf and on behalf of its subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally releases, discharges, and acquits the MS Parties (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Settlement Agreement was executed.

This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

E.	Mr. Spickelmier (on his own behalf and on behalf of its subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally releases, discharges, and acquits the MS Parties (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Settlement Agreement was executed.

This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

F.	Mr. Williamson (on his own behalf and on behalf of its subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally releases, discharges, and acquits the MS Parties (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Settlement Agreement was executed.
This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

G.	Mr. McConnell (on his own behalf and on behalf of its subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally releases, discharges, and acquits the MS Parties (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Settlement Agreement was executed.

This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

H.	The MS Parties (on their own behalf and on behalf of their subsidiaries, affiliates, divisions, partners, agents, principals, officers, directors, shareholders, employees, predecessors, successors, and assignees) forever, irrevocably, and unconditionally release, discharge, and acquit JKA, Mr. Wilson, Mr. Spickelmier, Mr. Williamson, and Mr. McConnell (including their subsidiaries, affiliates, divisions, partners, co-venturers, agents, members, principals, auditors, insurers, lenders, and any past or present officers, directors, shareholders, employees, predecessors, successors, assignees, representatives, heirs, executors, administrators, representatives, attorneys, and permitted assigns) for, from and of any and all Claims, as well as all demands, suits, judgments and/or causes of action of any kind whatsoever, whether known or unknown, asserted or unasserted, suspected or unsuspected, regardless of the legal theory, arising out of any acts or omissions which occurred prior to the date this Agreement was executed.

This broad release is intended to include, but not necessarily be limited to, a release of all claims of any kind arising out of the Parties’ obligations under the MIPA and/or the FARMA. This release is not intended to include a release of any claims arising out of the Parties’ obligations under the SARMA.

I.	Notwithstanding the broad mutual releases in paragraphs II(C)-(H) above, the parties agree that the Lawsuit will be abated and not dismissed. This abatement mechanism is for the sole purpose of providing access to the 234th Judicial District Court of Harris

County, Texas so to resolve future disputes (if any) arising out of any alleged breach of the SARMA for acts occurring after the date of this Settlement Agreement. This abatement mechanism in no way acts as a modification of the broad mutual releases in paragraphs II(C) — (H), for acts occurring on or prior to the date of this Settlement Agreement. If the merger occurs, JKA shall upon the effective date of the merger file notices of non-suit and dismissal with prejudice as to all defendants in the Lawsuit. To the extent the merger does not occur due to any alleged breach of the SARMA by any party relating to acts occurring after the date of this Settlement Agreement, then the parties may file any instruments available to them under Texas law and procedural rules so to adjudicate such alleged breaches. In the event that no party has filed such an instrument on or before February 1, 2010, then on that date, JKA shall file a notice of non-suit with prejudice. All parties agree that any claim alleging a breach of the SARMA must be filed by February 1, 2010, and all parties expressly acknowledge and agree that the statutory limitations period for bringing any claim alleging a breach of the SARMA shall expire on February 1, 2010.

J.	If one or more disputes arise with regard to the interpretation or performance of any part of this Settlement Agreement while the Lawsuit is still pending, any such dispute will be resolved exclusively by the 234th Judicial District Court of Harris County, Texas. If one or more disputes arise with regard to the interpretation or performance of any part of this Settlement Agreement while the Lawsuit is no longer still pending, then just as with the SARMA, (i) the Parties irrevocably and unconditionally consent and submit to the exclusive jurisdiction and venue of either the state courts located in Harris County, Texas or the United States District Court for the Southern District of Texas and (ii) each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid to the counsel signing below.

K.	The Parties acknowledge and agree that neither party has admitted nor shall be construed as having admitted any liability to the other, nor any violation of rights, law statute, duty or contract. The Parties deny any such admission, liability or violation.

L.	This Settlement Agreement, along with the SARMA and its own exhibits, set forth the entire fully integrated agreement between the Parties and fully supersedes any and all prior written or oral agreements, understandings, promises, or representations between the Parties.

M.	The Parties jointly drafted this Settlement Agreement and it shall not be construed against either party.

N.	This Settlement Agreement was negotiated and drafted in Texas, with the involvement of Texas counsel. This Settlement Agreement shall be governed by and interpreted in accordance with Texas law.

O.	This Settlement Agreement may be signed in counterparts, and the signature pages may be exchanged via fax or pdf/email.

          IN WITNESS WHEREOF the parties hereby execute this Settlement Agreement to be effective as of this the 27th day of August 2007.

JK Acquisition Corp.

By:	/s/ James P. Wilson

Printed Name:	James P. Wilson

Its:	CEO

Date:	August 27, 2007

Multi-Shot, LLC

By:	/s/ Allen Neel

Printed Name:	Allen Neel

Its:	President

Date:

The Stephens Group, LLC

By:	/s/ Ronald M. Clark

Printed Name:	Ronald M. Clark

Its:	Sr. Vice President

Date:	8/27/07

SG-Directional, LLC

By: The Stephens Group, LLC Its Manager

By:	/s/ Ronald M. Clark

Printed Name:	Ronald M. Clark

Its:	Sr. Vice President

Date:	8/27/07

Catalyst/Hall Growth Capital, LP

By: Catalyst/Hall Growth Capital Management Co., LLC
Its: Sole General Partner

By:	/s/ Rick Herrman

Printed Name:	Rick Herrman

Its:	President

Date:

Catalyst/Hall Private Equity, LP

By: Catalyst/Hall Private Equity Management LLC
Its: Sole General Partner

By:	/s/ Rick Herrman

Printed Name:	Rick Herrman

Its:	President

Date:

Catalyst Capital Partners I, Ltd.

By: The Catalyst Group, Inc.
Its: Sole General Partner

By:	/s/ Rick Herrman

Printed Name:	Rick Herrman

Its:	Vice-President

Date:

Catalyst Capital Partners II, Ltd.

By: The Catalyst Group II, Inc.
Its: Sole General Partner

By:	/s/ Rick Herrman

Printed Name:	Rick Herrman

Its:	Vice-President

Date:

CRF Air, LLC

By:	/s/ Jay C. Jimerson

Printed Name:	Jay C. Jimerson

Its:	President/Manager

Date:	August 27, 2007

Robert P. Vilyus

/s/ Robert P. Vilyus

Printed Name:	Robert P. Vilyus

Date:	8/27/07

Allen Neel

/s/ Allen Neel

Printed Name:	Allen Neel

Date:

Paul Culbreth

/s/ Paul Culbreth

Printed Name:	Paul Culbreth

Date:

David Cudd

/s/ David Cudd

Printed Name:	David Cudd

Date:

James P. Wilson

/s/ James P. Wilson

Printed Name:	James P. Wilson

Date:	8-27-07

Keith Spickelmier

/s/ Keith Spickelmier

Printed Name:	Keith Spickelmier

Date:	8-27-07

Herbert C. Williamson

/s/ Herbert C. Williamson, III

Printed Name:	Herbert C. Williamson, III

Date:	8-26-07

Michael H. McConnell

/s/ Michael H. McConnell

Printed Name:	Michael H. McConnell

Date:	8-26-07